EXHIBIT 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, President and Chief Executive Officer and Executive Vice President and Chief Financial Officer of Crocs, Inc. (the “Company”), hereby certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to the best of their knowledge:

(1)            The Annual Report on Form 10-K/A of the Company for the year ended December 31, 2017 (“Form 10-K/A”) fully complies with the requirements of Section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)), and

(2)            The information contained in the Form 10-K/A fairly presents, in all material respects, the financial condition and results of operations of the Company for the period covered by this Form 10-K/A.

Date: March 20, 2018	/s/ ANDREW REES
Andrew Rees
President and Chief Executive Officer

/s/ CARRIE W. TEFFNER
Carrie W. Teffner
Executive Vice President and Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Crocs, Inc. and will be retained by Crocs, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.